UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 20, 2005
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-10382 (Commission File Number)	23-2131580 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri		63368
(Address of principal executive offices)		(Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
Valley Forge Scientific Corp.
3600 Horizon Drive
King of Prussia, Pennsylvania 19406
(Former name and former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

     Item 4.01. Changes in Registrant’s Certifying Accountant.
     Valley Forge Scientific Corp. (“Valley Forge”) and Synergetics, Inc., a privately-held Missouri corporation (“Synergetics”), completed their merger transaction on September 21, 2005, pursuant to which Synergetics merged with, and consequently became, a wholly-owned subsidiary of Valley Forge (the “Merger”). On September 22, 2005, Valley Forge reincorporated in Delaware and changed its name to Synergetics USA, Inc. (the “Company”).
     Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“RMSB&G”) was retained by Valley Forge to serve as its independent registered public accounting firm on January 25, 2005 after the resignation of Samuel Klein and Company on January 20, 2005. Valley Forge reported these events on its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2005.
     Prior to the consummation of the Merger, Synergetics retained the services of McGladrey & Pullen, LLP (“McGladrey & Pullen”) to audit its financial statements for inclusion in Valley Forge’s registration statement on Form S-4 filed in connection with the Merger.
(a)	Dismissal of Independent Registered Public Accounting Firm
     On October 20, 2005, the Audit Committee of the Board of Directors of the Company terminated RMSB&G’s appointment as the Company’s independent registered public accounting firm.
     During RMSB&G’s engagement, RMSB&G did not report on the financial statements for either Valley Forge or the Company. Thus, there were no disagreements with RMSB&G on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RMSB&G, would have caused it to make reference to the subject matter of the disagreement in connection with its report.
     None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during RMSB&G’s engagement.
     The Company has provided RMSB&G with a copy of the foregoing disclosure and has requested that RMSB&G furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not RMSB&G agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter from RMSB&G dated October 20, 2005 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b)	Engagement of New Independent Registered Public Accounting Firm
     Effective October 20, 2005, the Audit Committee of the Board of Directors of the Company appointed McGladrey & Pullen as the Company’s new independent registered public accounting firm. During Valley Forge’s two most recent fiscal years, Valley Forge did not consult with McGladrey & Pullen with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. Upon consummation of the Merger, and since the engagement of McGladrey & Pullen as noted above, the Company has not consulted with McGladrey & Pullen with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
16.1	Letter of Rotenberg Meril Solomon Bertiger & Guttilla, P.C.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 26, 2005

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
16.1	Letter of Rotenberg Solomon Meril Bertiger & Guttilla, P.C.

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